Nasdaq: SEPN Pioneering a New Era of GPCR Drug Discovery September 2025 Corporate Presentation Exhibit 99.1

Forward-Looking Statements This presentation contains express or implied forward‐looking statements of Septerna, Inc. (the “Company,” “we,” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding our business strategy, plans, estimated milestones and objectives of management are forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding: the continued advancement of our PTH1R agonist program, including the planned initiation of a Phase 1 clinical trial for SEP-479 in the first half of 2026, subject to successful completion of preclinical activities and regulatory submissions; the continued advancement of SEP-631, including the potential of SEP-631 to provide a convenient oral treatment option for patients with CSU and other mast cell-driven diseases; the role of MRGPRX2 in mast cell-driven diseases; the ability to enroll patients and complete the Phase 1 clinical trial for SEP-631 according to estimated timelines, including the anticipated timing of initial clinical data in the first half of 2026; results of conducting our research and development programs, including our plans to advance the TSHR NAM program; the intended and potential benefits of the collaboration with Novo Nordisk, including our ability to jointly discover, develop and commercialize multiple potential oral small molecule therapies for obesity and other cardiometabolic diseases and the potential resulting milestones and royalties (if any); our ability to demonstrate, and the timing of, preclinical proof-of-concept in vivo and ex vivo for multiple programs; the potential of our proprietary Native Complex Platform™; the ability of preclinical observations to successfully translate into clinical outcomes; the size and growth of potential of the markets for our current and future product candidates; our expectations regarding strategic plans for our business, product candidates, and technology; the scope of protection we are able to establish and maintain for intellectual property rights covering our Native Complex Platform™ and our product candidates; our ability to maintain existing collaborations and to identify and enter into future license agreements and collaborations; and the accuracy of our estimates regarding expenses and capital requirements, including our expected cash runway at least into 2029. Such forward-looking statements reflect the current views of the Company and are subject to known and unknown risks and other factors, which are, in some cases, beyond the Company’s control. Risks that contribute to the uncertain nature of the forward-looking statements include those risks and uncertainties set forth in the section titled "Risk Factors" in our most recent Annual Report on Form 10-K for the year ended December 31, 2024, as well as any subsequent filings with the Securities and Exchange Commission. Certain information in this presentation (including market data and statistical information) and statements made orally during this presentation are the good faith estimates of management and have been obtained from various sources (including third-party sources such as independent industry publications, governmental publications, and reports by market research firms), and we do not guarantee the accuracy or completeness of such information. No representations or warranties (expressed or implied) are made about the accuracy of such forward-looking statements, and there can be no assurance as to the reliability or correctness of such projections and actual results may vary materially from those projected. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Septerna: Pioneering a New Era of GPCR Drug Discovery with Oral Small Molecules

Native Complex Platform™ designed to unlock the full potential of GPCR therapies

Iterative structure-based drug design to rapidly optimize and validate programs in animal models

Portfolio strategy to drive value creation

Validated targets + early clinical readouts + multi-billion $ market opportunities

Well-capitalized

Updated cash runway expected to support operating plans at least into 2029*

Lead Programs

SEP-479 PTH1R Agonist: Potential first-in-class oral small molecule for hypoparathyroidism; preclinical studies underway; Phase 1 clinical trial initiation anticipated in 1H 2026

SEP-631 MRGPRX2 NAM: Pipeline-in-a-product opportunity for mast cell diseases (e.g., CSU); Phase 1 trial in healthy volunteers initiated in Aug 2025 with initial SAD/MAD data anticipated in 1H 2026

Discovery Stage

TSHR NAM: Potential first disease-modifying treatment for Graves' disease and TED; progressing multiple lead compounds toward development candidate selection

Incretin Receptor Agonists: Potential multi-billion $ collaboration with Novo Nordisk for oral small molecules for metabolic diseases

*Following receipt of $195.0 million upfront payment from Novo Nordisk in July 2025 and a $12.5 million milestone payment from Vertex in August 2025

GPCR = G protein-coupled receptor; NAM = negative allosteric modulator; TED = thyroid eye disease; CSU = chronic spontaneous urticaria

© 2025 SEPTERNA

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GPCR Drug Discovery Success Has Been Highly Concentrated to a Small Fraction of GPCRs Historically productive target class, yet substantial untapped opportunity to expand the number of druggable GPCRs >70% of GPCR drugs target 6 small subfamilies of GPCRs ~1/3 of all FDA-approved drugs (~500 approved products) target GPCRs ~75% of potential GPCR targets remain undrugged Our focus: Unlocking difficult-to-drug GPCRs with our Native Complex Platform™

Proprietary Native Complex Platform™ Today’s GPCR Drug Discovery Challenge Several new small molecule drug discovery technologies have largely been inaccessible to GPCRs Inability to isolate fully functional GPCR proteins significantly limits use of modern discovery tools G protein Lipid Bilayer Ligand GPCR Native Complex Platform™: Industrialized Workflows to Unlock Difficult-to-Drug GPCRs Native Complexes Retain GPCR natural structure, function, and dynamics High-Resolution GPCR Structures Technologies to Screen Billions of Compounds Discovery of new leads with relevant modes of action Novel binding pockets and new insights into GPCR modulation Structure-Based Drug Design & Optimization <1 year from initiation of med chem to activity in animal models for each program to date

Native Complex Platform™ is a Highly Efficient Platform for GPCR Structure-Based Drug Design New Small Molecule Ligand New Ligand-Bound GPCR Structure ~1-2 weeks Native Complex Cryo-EM Structure-Based Design Rapid Iterative Cycle Apo (no ligand) Agonist Positive Allosteric Modulator Antagonist Negative Allosteric Modulator GPCR A 4 8 12 16 20 B C D E F G # Structures 24 Native Complex High-Resolution GPCR Structures cryo-EM = cryogenic electron microscopy GPCR cryo-EM now achieving resolutions relevant for structure-based drug design Native Complex cryo-EM enables rapid and iterative lead optimization Applies to a broad range of lead candidate modes of action (e.g., agonists, antagonists, allosteric modulators) >100 high-resolution cryo-EM structures determined to date, fueling our drug discovery programs

Advancing a Deep Portfolio of Oral Small Molecule GPCR-Targeted Programs

Wholly-Owned Programs		Development Status			
Program / Target Mode of Action	Therapeutic Area Indications / US Patient Population	Discovery	IND-enabling	Phase 1	Phase 2
SEP-479 (PTH1R) Agonist	Endocrinology Hypoparathyroidism: ~70k				
SEP-631 (MRGPRX2) Negative Allosteric Modulator	Immunology and Inflammation CSU: ~1.5mm Other mast cell diseases				
TSHR Program Negative Allosteric Modulator	Endocrinology Graves' disease: ~2mm Thyroid eye disease: ~1mm				
Research Areas: Neurology, Women's Health, Cardiovascular Disease and Respiratory Disease					

Partnered Programs		Partner
Metabolic Programs GLP-1R, GIPR, GCGR + Undisclosed	Obesity and Other Cardiometabolic Diseases	novo nordisk
Undisclosed	Undisclosed	VERTEX

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PTH1R Agonist Program Oral Small Molecule Targeting PTH1R for Hypoparathyroidism

Hypoparathyroidism: Significant Unmet Need for an Oral PTH Replacement

Hypoparathyroidism: Low PTH leads to low blood calcium

- ~70K patients in US; ~140K patients in EU

Challenging patient symptoms

- Muscle cramps, tingling, brain fog
- Life-threatening complications: cardiac arrhythmias, seizures

Inadequate standard-of-care

- Calcium supplements (high doses several times per day) and Vitamin D do not fully resolve symptoms, and lead to complications including calcifications and renal impairment

Injectable PTH therapies approved and in development

- Will require life-long injections

Our Strategy: Functionally replace PTH with oral small molecule PTH1R agonist to normalize serum calcium

PTH: Master Regulator of Blood Calcium



NORMAL PHYSIOLOGY
HYPOPARATHYROIDISM
Thyroid
Parathyroid glands
PTH
Parathyroid hormone (PTH) controls blood calcium levels
Active
PTH1R
in bone and kidney
Normocalcemia
Bone
Kidney
Intestine
Vit D
Release
Resorption
Absorption
Loss of Parathyroid Glands
PTH loss/decrease
Inactive
PTH1R
Hypocalcemia
Bone
Kidney
Intestine
Release
Resorption
Absorption
Tingling
Brain fog
Muscle cramps
Kidney failure
Seizures
Cardiac arrhythmia

© 2025 SEPTERNA

PTH = Parathyroid Hormone
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Native Complex Platform™ Identified Broad Portfolio of Distinct Agonists for PTH1R (a Historically Challenging Small Molecule Target)

Native Complex Hit Identification

Multiple PTH1R agonists with distinct binding sites

Native Complex Structure-Based Design and Optimization

Multiple PTH1R agonist series optimized in parallel


PTH
PTH1R
Rapid Iterative Structure-Based Drug Discovery

<1 year from initiation of medicinal chemistry to activity in an animal model

Multiple Compounds with Candidate Potential

- Potent, selective, oral small molecules
- Normalize serum calcium in preclinical animal models
- PK/PD projects potential for full-day calcium control in hypoparathyroidism patients
- Generally well tolerated in preclinical studies

SEP-786: Discontinued First Candidate

- Phase 1 discontinued in Feb '25 due to unexpected events
- Unconjugated hyperbilirubinemia determined to be due to off-target effect
- Early signals of on-target clinical pharmacology prior to trial discontinuation
- PK profile appeared to support QD or BID dosing

SEP-479: Next-Generation Candidate

- Development candidate selected
- Structurally unrelated to SEP-786 and does not share the same off-target effect in preclinical studies
- Activity observed in animal models at significantly lower doses than SEP-786
- Longer projected human half-life than SEP-786 supporting potential for QD dosing

© 2025 SEPTERNA

PK = pharmacokinetics PD = pharmacodynamics

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SEP-786: First Clinical PTH1R Agonist Discontinued in Phase 1 Due to Unanticipated Events

SEP-786 Phase 1 SAD/MAD trial in healthy volunteers discontinued

- 2 unanticipated severe (Grade 3) events of elevated unconjugated bilirubin levels in MAD
- Both events were reversible and without liver injury (normal AST, ALT, GGT), cholestasis, or hemolysis
- Not predicted by preclinical studies including 28-day GLP toxicology studies in rats and dogs

Early signals of on-target pharmacology seen for SEP-786 prior to trial discontinuation

- Observed initial increases in serum calcium and decreases in endogenous PTH (as anticipated for healthy subjects)
- Observed human half-life of ~18 hours would have likely supported QD or BID oral dosing

Investigation into the mechanism of unconjugated hyperbilirubinemia


SEP-786
Bilirubin
OATP1B1 / OATP1B3
Bilirubin
UGT1A1
Bile Canaliculus
MRP2
Conjugated Bilirubin
Hepatocyte
Hepatocyte

Post Clinical Discontinuation Findings:

- SEP-786 is a potent UGT1A1 inhibitor* which is a known mechanism for increases in unconjugated bilirubin
- In a cynomolgus monkey study with SEP-786 (conducted after clinical discontinuation), elevated unconjugated bilirubin was observed

© 2025 SEPTERNA

*Note: UGT1A1 is not routinely tested if glucuronidation is not the major drug metabolism pathway

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SEP-479: A Potent, Selective PTH1R Agonist Normalized Serum Calcium and Phosphate in Hypoparathyroidism Animal Model Surgery to remove parathyroid glands Rat Decreased serum calcium (hypocalcemia) Oral small molecule PTH1R agonist Normalize serum calcium Rat surgical model of hypoparathyroidism PO = oral dosing QD = once daily dosing BID = twice daily dosing SEP-479: 28-day Oral QD Dosing Sustained Normalization of Serum Ca2+ Levels Sustained Normalization of Serum Phosphate Levels Note: SEP-479 activity at 0.15 mg/kg QD was comparable to prior SEP-786 activity in this model at 3 mg/kg BID

SEP-479: Preclinical Studies Demonstrated Favorable Pharmacokinetic and Pharmacodynamic Profiles

Pharmacokinetics

- SEP-479 demonstrated high oral bioavailability across preclinical species and human PK projections are anticipated to support QD oral dosing

	SEP-479				SEP-786			
Parameter	Mouse	Rat	Dog	Cyno	Mouse	Rat	Dog	Cyno
Oral Bioavailability (%F)	90	93	77	56	54	26-50	40-60	44
PO Half-life (hr)	7.2	14	39	17	4.6	4-8	5-7	8.2

Predicted Human Half-life (SEP-479)	43-87 hr
Predicted Human Half-life (SEP-786)	9-27 hr
Observed Human Half-life (SEP-786)	18 hr

Pharmacodynamics

- 7-day PK/PD studies in healthy cynomolgus monkeys
- Demonstrated robust dose-dependent increases in serum calcium and decreases in endogenous PTH levels
- Lessons from PTH peptide therapies: doses that lead to ~1 mg/dL calcium increases in healthy volunteers translated into relevant therapeutic pharmacology in hypoparathyroidism patients

7-day Cyno PD Study Serum Ca^{2+} Levels



Serum Ca (mg/dL change from baseline)
6
5
4
3
2
1
0
2 mg/dL
1 mg/dL
Dosing
Recovery
1 2 3 4 5 6 7 8 9 10 11 12
Study Day
SEP-479 (QD)
0.5 mg/kg
1 mg/kg
2 mg/kg
3 mg/kg

7-day Cyno PD Study Serum PTH Levels



Serum PTH (% change from baseline)
50
0
-50
-100
Dosing
Recovery
1 2 3 4 5 6 7 8 9 10 11 12
Study Day

© 2025 SEPTERNA

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SEP-479: Preclinical Development and Next Steps SEP-479 Safety Studies No significant inhibition of UGT1A1 or other transporters observed (studied in parallel with SEP-786 investigation) No hyperbilirubinemia observed in all non-clinical studies to date, including in a 7-day cynomolgus monkey study with supratherapeutic doses 28-day GLP toxicology studies completed in rats and dogs, and SEP-479 was generally well tolerated 28-day GLP toxicology study in cynomolgus monkeys to be completed prior to Phase 1 initiation (added as an additional safety species based on SEP-786 experience) SEP-479 Manufacturing Drug substance and drug product manufacturing for Phase 1 supply is underway Plans to initiate SEP-479 Phase 1 clinical trial in 1H 2026 pending successful completion of IND-enabling studies, drug product manufacturing, and regulatory submissions

SEP-631: Oral Small Molecule MRGPRX2 NAM Targeting MRGPRX2 for Mast Cell Disorders, Including CSU

MRGPRX2: Emerging Target for Mast Cell-Driven Diseases

MRGPRX2
- Highly and uniquely expressed on mast cells
- Distinct from IgE / allergen pathway
- Multiple endogenous agonists

Mast Cell-Driven Diseases
- CSU, atopic dermatitis, allergic asthma, and others

CSU: Significant Unmet Need
- ~1.5 million patients in US
- Itchy, painful hives and angioedema
- Chronic symptoms can impact quality of life
- First-line treatment: antihistamines; 37% refractory
- Second-line treatment: anti-IgE (Xolair); 64% refractory

Our Strategy: MRGPRX2 NAM
Inhibit mast cell activation by selectively blocking MRGPRX2

MRGPRX2: ALTERNATIVE PATHWAY FOR MAST CELL ACTIVATION



IgE and allergen
Multiple endogenous peptide and protein activators
Substance P
Cortistatin-14
Somatostatin
PAMPs
PACAP
Defensins
others
Anti-IgE
FcεRI
MRGPRX2
Mast cell
Mast cell degranulation
Anti-Histamine
Histamine
Chemokines
Leukotrienes
Cytokines
Prostaglandins
Chymase
Tryptase
Itch (pruritus)
Hives (urticaria)
Inflammation (type 2 and neurogenic)
Plasma extravasation into tissues (angioedema)
Pain

© 2025 SEPTERNA

NAM= Negative Allosteric Modulator

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SEP-631: Potent Oral Small Molecule MRGPRX2 NAM Designed to Stop MRGPRX2-Mediated Mast Cell Degranulation SEP-631 potently inhibited activation of MRGPRX2 by a range of endogenous agonists in vitro SEP-631 blocked IP1 accumulation in HEK293 cells expressing MRGPRX2 in response to multiple clinically relevant MRGPRX2 agonists SEP-631 demonstrated strong suppression of maximal agonist effects in vitro Matrix of concentrations of SEP-631 vs. cortistatin-14 Strong suppression of maximal agonist effects is consistent with an insurmountable NAM profile

SEP-631 Inhibited MRGPRX2 Activation in Translational Models

SEP-631 Potently Inhibited Skin Extravasation in MRGPRX2 Knock-in Mouse Model



Knock-in Mouse
mMRGPRB2 KO
hMRGPRX2 KI
Treat with oral MRGPRX2 NAM (SEP-631) or vehicle
Administer Evans Blue dye
Intradermal skin challenge with Cortistatin-14 (MRGPRX2 agonist)
Measure extravasation of dye into skin
Extravasation
(no MRGPRX2 inhibition)
No extravasation
(MRGPRX2 inhibition)



p < 0.05
Skin Evans Blue extravasation (fold over vehicle)
8
6
4
2
0
vehicle
0
3
SEP-631 (mg/kg, PO)

SEP-631 Potently Inhibited Primary Human Skin Mast Cell Degranulation



Tryptase release (% of total)
40
30
20
10
0
-12
-10
-8
-6
SEP-631 [log M]

- Primary human skin mast cells from skin donors stimulated with Substance P
- SEP-631 potently inhibited tryptase release

© 2025 SEPTERNA

KO = gene knockout KI = gene knock-in

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SEP-631: Investigational MRGPRX2 NAM with Potentially Differentiated Profile Key Criteria for Advancing Development SEP-631 High Potency Observed in multiple functional and binding assays Broad Inhibition Long residence time and insurmountable inhibition of multiple endogenous agonists Good Oral PK Excellent oral bioavailability in preclinical models; PK profile across species supports QD oral dosing projection in humans In vitro PD Activity in primary human skin mast cells In vivo PD Activity in hMRGPRX2 knock-in mice Favorable in vivo safety profile 28-day GLP toxicology studies in rat and dog: generally well-tolerated IND-enabling studies Completed and fully supported advancing into Phase 1

SEP-631: Phase 1 Study in Healthy Volunteers Has Initiated

Goal: Evaluate the safety, tolerability, PK and PD of oral SEP-631 in healthy adult volunteers

Study details:

- Randomized, placebo-controlled, single ascending dose (SAD) and multiple ascending dose (MAD) trial
- Oral tablets, QD dosing in MAD
- Estimated ~150 healthy adult volunteers

Intradermal skin challenge to assess early pharmacological activity

- Icatibant induces wheal response
- Measure inhibition of wheal response following SEP-631 dosing

Skin Challenge (Pre-dose)


L
H
N
P

SEP-631 dosing

QD x 9 days

Skin Challenge Objective (Post-dose)


L
H
N
P

L = low-dose icatibant; H = high-dose icatibant; N = negative control; P = positive control

Initial SAD/MAD data anticipated in 1H 2026

© 2025 SEPTERNA

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TSHR NAM Program Oral Small Molecule Targeting TSHR for Graves’ Disease and TED

No Disease-Modifying Therapies for Graves' Disease and Thyroid Eye Disease (TED)

Graves' Disease & TED Pathophysiology:

- Autoantibodies activate TSHR in thyroid gland and in orbital fibroblasts behind the eyes

Graves' Disease

- >2M patients in US
- Standard-of-care: antithyroid drugs, radioactive iodine, thyroidectomy

TED

- Develops in ~50% of Graves' disease patients
- TEPEZZA® (anti-IGF-1R) decreases proptosis but requires multiple IV infusions; serious side effects (e.g., hearing loss)

Challenge: Each Patient Has Unique Autoantibodies

- High-affinity, frequently polyclonal, high titer

Our Strategy: TSHR NAM as oral disease-modifying treatment for all Graves' disease and TED patients


NORMAL PHYSIOLOGY
GRAVES' DISEASE
Normal TSHR
TSH
Normal thyroid function
Overactive TSHR
Graves' disease autoantibodies
Thyroid cells
Orbital fibroblasts
Thyroid hormone
Orbital fat
Graves' disease
Hyperthyroidism anxiety, tremor, fatigue
Thyroid eye disease
Eye bulging, swelling, double vision

© 2025 SEPTERNA
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Small Molecule TSHR NAM Inhibited Patient-Derived Autoantibody Activation of Primary Orbital Fibroblasts Selective TSHR NAMs Blocked activation of TSHR by patient-derived autoantibodies Insurmountable NAM profiles Preclinical Leads Inhibited Diverse Patient Autoantibodies Orbital fibroblasts and serum samples isolated from TED surgery patients TSHR NAM fully inhibited activity of 10 out of 10 Graves’ disease patient-derived polyclonal serum samples Suggests broad inhibitory activity against diverse range of polyclonal patient autoantibodies mAb = monoclonal antibody

Oral Small Molecule TSHR NAMs Reversed Symptoms in Novel Graves’ Disease Model Agonist mAb + Vehicle Agonist mAb + SP-1351 Isotype mAb control + Vehicle TSHR Activating Antibody Mouse  Thyroid Hormone Levels  Thyroid Size  Eye Proptosis (bulging) TSHR Activating Ab +TSHR NAM Reversal of Thyroid and Eye Manifestations 6 weeks 1 week Novel Mouse Model of Graves’ Disease Treatment of mice with a patient-derived autoantibody for 6 weeks induced signs similar to Graves’ disease and TED TSHR NAM Reversed Graves’ Animal Model Effects Normalization of thyroid hormone T4 Reduction in thyroid weight Reversal of proptosis

Metabolic Programs Oral Small Molecule Programs Targeting GLP-1R, GIPR, GCGR and Other Targets for Obesity, Diabetes, and Other Cardiometabolic Diseases

Collaboration Objective: discover, develop and commercialize multiple novel mono-, dual-, or triple-acting oral small molecule drug candidates directed to obesity, type 2 diabetes and other cardiometabolic diseases Septerna and Novo commenced four initial R&D programs targeting five GPCRs Includes GLP-1, GIP and glucagon receptors Collaboration includes Septerna’s preclinical, selective, oral, small molecule GIP receptor agonists Potential multi-billion $ opportunity $195M upfront payment received in July ‘25 ~$500M in R&D, regulatory and commercial milestones for each program Mid-to-high single-digit tiered royalties based on global product sales Opt-in right for worldwide profit-share for one program Novo responsible for coverage of all collaboration R&D expenses Collaboration with Novo Nordisk for Oral Small Molecules for Metabolic Diseases

Building a World-Class GPCR-Focused Biotechnology Company

Proven Leaders in GPCR Drug Development and Company Building

Senior Leadership



Jeff Finer, MD PhD
CEO



Liz Bhatt, MS MBA
President & COO



Jae Kim, MD
CMO



Gil Labrucherie, CFA JD
CFO



Uwe Klein, PhD
SVP Biological Sciences



Dan Long, DPhil
SVP Drug Discovery



Samira Shaikhly
CPO

Board of Directors

- Jeff Finer, MD, PhD, CEO
- Jeff Tong, PhD, Third Rock Ventures
- Alan Ezekowitz, MD, DPhil, Third Rock Ventures
- Abe Bassan, Samsara BioCapital
- Jake Simson, PhD, RA Capital
- Bernard Coulie, MD, PhD, MBA, Independent Director
- Shalini Sharp, MBA, Independent Director

Academic Co-Founders

- Robert J. Lefkowitz, MD, Duke University Medical Center
- Arthur Christopoulos, PhD, Monash University
- Patrick Sexton, PhD, DSc, Monash University

Drug Discovery Advisory Board

- Ruth Wexler, PhD, formerly with BMS
- John Lowe, PhD, formerly with Pfizer
- Craig Lindsley, PhD, Vanderbilt, formerly with Merck
- Tom Baillie, PhD, DSc, formerly with Merck
- David Lacey, MD, formerly with Amgen

© 2025 SEPTERNA
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Septerna: Pioneering a New Era of GPCR Drug Discovery

- **Portfolio of oral small molecule GPCR-targeted programs**
- **Multi-product pipeline, each with a multi-billion $ market opportunity**
- **Native Complex Platform™ drives rapid compound identification and portfolio expansion**
- **Well-capitalized with updated cash runway expected to support operating plans at least into 2029[1]**

Wholly-Owned Programs	Development Status			
Program / Target Mode of Action	Discovery	IND-enabling	Phase 1	Phase 2
SEP-479 (PTH1R) Agonist	→	→ (Phase 1 initiation[2] anticipated in 1H 2026)		
SEP-631 (MRGPRX2) Negative Allosteric Modulator	→	→	→	(SAD/MAD data anticipated in 1H 2026)
TSHR Program Negative Allosteric Modulator	→			

Partnered Programs		Partner
Metabolic Programs GLP-1R, GIPR, GCGR + Undisclosed	Obesity and Other Cardiometabolic Diseases	novo nordisk®
Undisclosed	Undisclosed	VERTEX

1. Following receipt of $195.0 million upfront payment from Novo Nordisk in July 2025 and a $12.5 million milestone payment from Vertex in August 2025
2. Pending successful completion of preclinical activities and regulatory submissions

© 2025 SEPTERNA
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Pioneering a New Era of GPCR Drug Discovery